UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (date of earliest event report):  January 5, 2007

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9268	94-1690082
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

One Riverway, Suite 2100

Houston, Texas 77056

(Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Current Report on Form 8-K amends the initial Current Report on Form 8-K filed on January 5, 2007.   The Item 7.01 disclosure below was inadvertently reported under Item 8.01 of the Current Report on Form 8-K filed on January 5, 2007.

ITEM 7.01      Regulation FD Disclosure.

As previously reported, on January 9, 2007, Geokinetics Inc., a Delaware corporation (the “Company”) participated in the Pritchard Capital Partners, LLC Energy Conference - Energize 2007:  New Year, New Realities held in San Francisco, CA (the “Conference”).

On January 5, 2007, the Company filed a current report on Form 8-K disclosing its participation in the Conference, but inadvertently reported this information under Item 8.01.   This current report on Form 8-K/A amends the initial current report on Form 8-K filed on January 5, 2007 to report the Company’s participation in the Conference under Item 7.01.

ITEM 9.01      Financial Statements and Exhibits.

(c)	Exhibit

99.1

Presentation for the Pritchard Capital Partners, LLC Energy Conference. (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed January 5, 2007, (file no. 0-9268).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: May 1, 2007	By:	/s/ Scott A. McCurdy
Scott A. McCurdy, Vice President and Chief Financial Officer